CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                       1934 ACT REPORTING REQUIREMENTS

                                   FORM 8-K

                   U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 4, 2001

            Espo's Inc. (now Integrated Performance Systems, Inc.)
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            (Exact name of registrant as specified in its charter)

          New York                    1-15821                11-3042779
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  (State or other jurisdiction of   (Commission           (I.R.S. Employer
  incorporation or organization)    File Number)        Identification  No.)

        10501 FM 720 East, Frisco, Texas                       75035
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     (Address of principal executive offices)                (ZIP Code)

 Registrant's telephone number including area code  (972) 381-1212 not applicable
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          Former name or former address if changed since last report





 Item 5.  Other Events

      By Certificate of Amendment of the Certificate of Incorporation filed with the Department of State, Division of Corporations and State Records, of the State of New York, on April 2, 2001, the name of the Company has been changed from "Espo's Inc." to "Integrated Performance Systems, Inc."

 Exhibits

 Ex. 3.6 Certificate of Amendment of the Certificate of Incorporation dated March 30, 2001, filed April 4, 2001.


                            SIGNATURES

      In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    INTEGRATED PERFORMANCE SYSTEMS, INC.
                                    Date:  April 27, 2000

                                    By: /s/ D. Ronald Allen
                                    ------------------------------
                                        D. Ronald Allen, President